EXHIBIT 21

                           Subsidiaries of the Company

             Subsidiary                                  Jurisdiction of Incorporation            Percent Ownership
             ----------                                  -----------------------------            -----------------
NFO Research, Inc.                                                 Delaware                             100%

Stochastic International, Inc.                                     Delaware                             100%

IX, Inc.                                                           Delaware                             100%

Migliara/Kaplan Associates, Inc.                                   Delaware                             100%

Chesapeake Surveys, Inc.                                           Delaware                             100%

Prognostics Corp.                                                  Delaware                             100%

Plog Research, Inc.                                                Delaware                             100%

PSI Holding, Corp.                                                 Delaware                             100%

The Spectrem Group, Inc.                                           Delaware                             100%

Advanced Marketing Solutions Corp.                                 Delaware                             100%

NFO USA, Inc.                                                      Delaware                             100%

Ross-Cooper-Lund, Inc.                                             Delaware                             100%

NFO MarketMind, Inc.                                               Delaware                             100%

NFO International, Inc.                                            Delaware                             100%

NFO APIM, Inc.                                                     Delaware                             100%

NFO Asia-Pacific, Inc.                                             Delaware                             100%

NFO Europe, Inc.                                                   Delaware                             100%

NFO APLT, Inc. (NFO JV, Inc.)                                      Delaware                             100%

NFO France, Inc.                                                   Delaware                             100%

NFO Germany, Inc.                                                  Delaware                             100%

NFO Italy, Inc.                                                    Delaware                             100%

NFO UK, Inc.                                                       Delaware                             100%

Infratest U.S., Inc.                                               Delaware                             100%

Payment Systems, Inc.                                               Florida                             100%

                                                                      EXHIBIT 21

                           Subsidiaries of the Company

             Subsidiary                                  Jurisdiction of Incorporation            Percent Ownership
             ----------                                  -----------------------------            -----------------
MarketMind Australia                                               Australia                            100%

CM Australia Holdings Pty Ltd.                                     Australia                            100%

CM Research Sydney Pty Ltd.                                        Australia                            100%

Loyalty Research Pty Ltd.                                          Australia                            100%

NFO-Donovan Research Pty Ltd.                                      Australia                            100%

CF Group, Inc.                                                      Canada                              100%

Infraforces SARL                                                    France                              100%

Infratest Burke S.a.r.l.                                            France                              100%

NFO Europe Beteiligungs-GmbH                                        Germany                             100%

NFO Europe AG Holding & Co KG
  Research & Consulting                                             Germany                             100%

NFO Europe AG Holding                                               Germany                             100%

NFO Europe Verwaltungs GmbH                                         Germany                             100%

NFO Europe GmbH & Co KG                                             Germany                             100%

Infratest Burke Verwaltungs GmbH                                    Germany                             100%

Infratest Burke GmbH & Co.                                          Germany                             100%

Infratest Burke InCom Beteiligungs GmbH                             Germany                             100%

Infratest Burke InCom GmbH                                          Germany                             100%

Infratest Burke Sozialforschung Beteiligungs GmbH                   Germany                             100%

Infratest Burke Sozialforschung GmbH & Co.                          Germany                             100%

Infratest Burke Wirtschaftsforschung
  Beteiligungs GmbH                                                 Germany                             100%

Infratest Burke Wirtschaftsforschung GmbH & Co.                     Germany                             100%

Infratest Burke GmbH & Co. Marketing Forschung                      Germany                             100%

Testpanel-Martkforschungsinstitut GmbH                              Germany                             100%

                                                                      EXHIBIT 21

                           Subsidiaries of the Company

             Subsidiary                                  Jurisdiction of Incorporation            Percent Ownership
             ----------                                  -----------------------------            -----------------
TPI-Beteiligungs GmbH                                               Germany                             100%

Nexxus Kommunikationsanlagen GmbH                                   Germany                             100%

Infratest Burke Beteiligungs GmbH                                   Germany                             100%

Infratest Burke International GmbH Holding                          Germany                             100%

Infratest Burke S.p.A.                                               Italy                              100%

Infratest Burke Group Ltd.                                      United Kingdom                          100%

Infratest Burke Ltd.                                            United Kingdom                          100%

Public Attitude Surveys Holding Ltd.                            United Kingdom                          100%

Public Attitude Surveys Limited                                 United Kingdom                          100%

System Three (Scotland) Ltd.                                    United Kingdom                          100%

Consumer Insights Limited                                       United Kingdom                          100%

Infratest Burke InterNational Services Ltd.                     United Kingdom                          100%

Infratest Burke Asia Pacific Ltd.                               United Kingdom                          100%

Infratest Burke Core Company Ltd.                               United Kingdom                          100%

The MBL Group, Plc.                                             United Kingdom                          100%

Prognostics Ltd.                                                United Kingdom                          100%

City Research Group Plc.                                        United Kingdom                          100%

Applied Research & Communications, Ltd.                         United Kingdom                          100%

City Research Associates, Ltd.                                  United Kingdom                          100%

Strategic Marketing Consultancy, Ltd.                           United Kingdom                          100%

NFO Worldwide UK                                                United Kingdom                          100%

PSI Singapore LC                                                   Singapore                            100%

CM Research International, Ltd.                                   New Zealand                           100%

CM Research Group, Ltd.                                           New Zealand                           100%

                                                                      EXHIBIT 21

                           Subsidiaries of the Company

             Subsidiary                                  Jurisdiction of Incorporation            Percent Ownership
             ----------                                  -----------------------------            -----------------
CM Research New Zealand, Ltd.                                     New Zealand                           100%

Fact Finders On-Line, Ltd.                                        New Zealand                           100%

InsightExpress, LLC                                                Delaware                              1%

Burke, Inc. (Cincinnati)                                           Delaware                              50%

I+G Infratest + GfK Medical Research (Rhode Island)                Delaware                              26%

MERAC WLL Ltd.                                                      Bahrain                             87.5%

Market Behaviour Ltd.                                             Bangladesh                           44.625%

Somra MBL Limited                                                 Bangladesh                           23.375%

Infratest Burke ApS                                                 Denmark                             75.2%

I+G Nordic Medical Research A/S                                     Denmark                              28%

MERAC EGYPT Ltd.                                                     Egypt                               85%

Infratest Burke OY                                                  Finland                             56.4%

T.E.S.T. S.A.                                                       France                               60%

Infratest dimap Gesellschaft fur Trend und
  Wahlforschung GmbH                                                Germany                              74%

The Core Company, Beratung fur das Marketing
  Aktiengesellschaft                                                Germany                              50%

Infratel GmbH Telefonische Datenerhebung
  Und Datenverarbeitung                                             Germany                              29%

L & H Automobil Consult GmbH                                        Germany                             25.2%

Infratest Gesundheitsforschung GmbH                                 Germany                              80%

Infratest Gesundheitsforschung GmbH & Co.                           Germany                              80%

KFM Klinische Forschung GmbH                                        Germany                              90%

P&P Software und Consulting GmbH                                    Germany                              20%

Infratest & GfK Gesundheitsforschung
  Verwaltungs GmbH                                                  Germany                              40%

                                                                      EXHIBIT 21

                           Subsidiaries of the Company

             Subsidiary                                  Jurisdiction of Incorporation            Percent Ownership
             ----------                                  -----------------------------            -----------------
Infratest & GfK Gesundheitsforschung GmbH                           Germany                              40%

I+G Gesundheits und Pharmamarkt Forschung
  Verwaltungs GmbH                                                  Germany                              40%

I+G Gesundheitsforschung Verwaltungs GmbH                           Germany                              40%

I+G Gesundheitsforschung GmbH & Co.                                 Germany                              40%

ImePa Institut fur Medizin und Patienten
  Forschung GmbH                                                    Germany                              40%

GPI Kommunikationsforschung Ges. Fur Pharma-
  Informationssysteme GmbH                                          Germany                              32%

ZEG Zentrum fur Epidermiologie und
Gesundheitsforschung GmbH                                           Germany                              22%

DEGAMA GmbH                                                         Germany                             19.6%

GPI Krankenhausforschung Gesellschaft fur
  Pharma-Informationssysteme GmbH                                   Germany                              16%

MedVantage GmbH                                                     Germany                              16%

MBL Asia-Pacific Ltd.                                              Hong Kong                            93.5%

Market Behaviour (China) Ltd.                                      Hong Kong                          81.8125%

Market Behaviour (Thailand) Ltd.                                   Hong Kong                           65.45%

Market Behaviour (Vietnam) Ltd.                                    Hong Kong                            74.8%

Market Behaviour (Hong Kong) Ltd.                                  Hong Kong                           77.45%

Market Behaviour (International) Ltd. Taiwan                       Hong Kong                           82.56%

Market Behaviour (International) Ltd.
  Taiwan Branch                                                    Hong Kong                           82.56%

International Research Associates (Hong Kong) Ltd.                 Hong Kong                            82.3%

Consensus-MB Ltd. Indonesia                                        Hong Kong                           82.95%

MBL Research and Consultancy Group (P) Ltd.                          India                               51%

PT Continental Sentratama Surveys                                  Indonesia                           82.95%

                                                                      EXHIBIT 21

                           Subsidiaries of the Company

             Subsidiary                                  Jurisdiction of Incorporation            Percent Ownership
             ----------                                  -----------------------------            -----------------
Market Behaviour (Malaysia) Ltd.                                   Malaysia                            70.125%

Trendbox B.V.                                                     Netherlands                            75%

Trends-MBL Inc.                                                   Philippines                          88.825%

MERAC Arabia Company Ltd.                                        Saudi Arabia                          44.625%

Market Behaviour (Singapore) Plc Ltd                               Singapore                           82.95%

Infratest Burke S.L.                                                 Spain                               50%

Market Behaviour Ltd.                                              Sri Lanka                           38.25%

Infratest Burke AB                                                  Sweden                              75.2%

Infratest Burke Core Company AB                                     Sweden                              75.2%

Nomina Telemarking AB                                               Sweden                              75.2%

I+G Infratest + GfK Gesundheitsforschung                          Switzerland                            34%

Plus Remark Research for Marketing                                  Turkey                               55%

BJM Research and Consulting Ltd.                                United Kingdom                          87.5%

Market Behaviour Ltd.                                           United Kingdom                          87.5%

Marketing Blueprint Ltd.                                        United Kingdom                           75%